EXHIBIT 99.4

SECURED PROMISSORY NOTE

U.S. $24,500,000.00	Dated: as of May 1, 2006

FOR VALUE RECEIVED, the undersigned Mid-State Raceway, Inc., a New York corporation and Mid-State Development Corporation, a New York corporation (collectively the “Payor”) hereby unconditionally promise to pay to the order of Vestin Mortgage, Inc., a Nevada corporation (the “Payee”) at 8379 W. Sunset Road, Las Vegas, NV  89113-2092, or at such other place as the Payee may hereafter designate, the principal sum of Twenty-Four Million Five-Hundred Thousand ($24,500,000) Dollars on or before the Maturity Date (as defined below), together with interest (calculated on the basis of a 360 day year and the actual number of days elapsed on the unpaid principal balance from time to time outstanding, computed from the date hereof until maturity, at a per annum rate equal to the Interest Rate (as defined below)).

1.    This Secured Promissory Note (“Note”) is the “New Note” referred to in that certain Third Modified Amended Joint Plan Of Reorganization Proposed By the Payor and Vernon Downs Acquisition, LLC dated September 13, 2005 (the “Plan”). Capitalized and defined terms not otherwise defined herein shall have the meanings ascribed to them in the Mortgage and Plan. This Note is secured by a first priority Mortgage encumbering the Mortgaged Property (as defined below) and first priority Security Agreements granting a security interest in the Collateral (as defined below). The Mortgaged Property and the Collateral secure and will secure this Note on a pari passu basis with that certain “All Capital Note” which is the “Participation New Note” referred to in the Plan. In addition to the terms defined in the Mortgage, Plan and/or elsewhere herein, the following terms shall have the following meanings:

(a)    “Collateral” shall mean and be all of the tangible and intangible personal property of the Payor of every kind and character whatsoever, whether now owned or hereafter acquired, including, without limitation, all goods and equipment, machinery, fixtures, vehicles, inventory, merchandise, raw materials, parts, supplies, packing and shipping materials, work in progress and finished products, all contract rights and general intangibles, accounts, royalties, license rights, documents, cash, deposit accounts, securities, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, but excluding any Excluded Assets as defined in the Mortgage and, if applicable, any Conditionally Excluded Assets as defined in the Mortgage;

(b)    “Default Rate” shall mean and be 15½% per annum;

(c)    “Interest Rate” shall mean and be (1) 9% per annum, prior to the earlier to occur of an Event of Default or the Maturity Date, and (2) the Default Rate subsequent to the earlier to occur of an Event of Default or the Maturity Date; provided, however that in no event may the Interest Rate exceed the Maximum Rate;

(d)    “Maturity Date” shall be and mean the earliest to occur of (1) September 30, 2006, or (2) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note; provided, however, that if no Event of Default (or event which, with the giving of notice and/or the passage of time, or both, would become an Event of Default) shall have occurred and be continuing, for a fee of $250,000.00 paid in immediately available funds on or prior to the Maturity Date, Payor may purchase a one-time, six (6) month extension of the Maturity Date; provided, however, that Payor shall not be entitled to purchase an extension of the Maturity Date of this Note unless it shall have also purchased an extension of the All Capital Note in accordance with the terms of that note. If Payor is entitled to do so and Payor elects to purchase such extension then the Maturity Date shall be the earlier of (1) March 31, 2007, or (2) the date on which the entire principal amount evidenced by this Note and all accrued and unpaid interest thereon shall be paid or be required to be paid in full, whether by prepayment, acceleration or otherwise in accordance with the terms of this Note;

(e)    “Maximum Rate” shall mean and be the maximum interest rate allowed by applicable usury laws in effect on the date for which a determination of interest accrued hereunder is made and after taking into account all fees, payments and other charges which are or may be, under applicable law, characterized as interest;

(f)    “Mortgage” shall mean and be that certain “Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing” of even date herewith entered into by the Payor to secure the Payee and others, as the same may be modified or amended, in writing, from time to time and which, among other things, grants a first priority lien on the Mortgaged Property and all improvements thereon;

(g)    “Mortgaged Property” shall mean and be that certain real property and the improvements thereon commonly known as Vernon Downs and the Vernon County Suite Hotel, all as more particularly described in and as set forth in the Mortgage and the legal description attached to the Mortgage;

(h)    “Security Agreements” shall mean and be those certain Security Agreements dated of even date herewith entered into by and among the Payor, Payee and others, as the same may be modified and amended, in writing, from time to time, and which, among other things, grants a first priority security interest in the Collateral; and

(i)    “Term” shall mean the period commencing on the date hereof and terminating on the Maturity Date.

2.    This Note and the indebtedness hereby evidenced, together with all applicable interest as herein above provided, shall be paid by the Payor to the Payee as follows:

(a)    Five Hundred Thousand United States Dollars (U.S. $500,000.00) in cash has been previously paid as a partial principal payment on the Note and shall be applied on the date hereof;

(b)    On the date hereof, Five Hundred Thousand United States Dollars (U.S. $500,000.00) in cash shall be paid and held as prepaid interest on the Note and applied by the Payee to interest on the Note as such interest accrues in chronological order from the date hereof forward;

(c)    On the date hereof, One Million Two Hundred Thousand United States Dollars (U.S. $1,200,000.00) in cash shall be paid as a partial principal payment on the Note and shall be applied on the date hereof;

(d)    Interest only shall be paid monthly in arrears on the last day of each month during the Term, with the first payment to be made on the last day of the first month of the Term;

(e)    The principal amount of the Note plus all accrued and unpaid interest shall be paid on the Maturity Date;

(f)    If any payment of principal and/or interest shall not be paid at the place required under this Note on or before the due date thereof, Payor shall pay to Payee a late charge (the “Late Charge”) of five cents ($0.05) for each Dollar so overdue. This Late Charge shall be in addition to any other remedy Payee may have and is in addition to Payee’s right to collect reasonable fees and charges of any agents or attorneys which Payee employs in connection with any Event of Default. In the event any Late Charge shall constitute interest under any present or future applicable law, then the amount thereof, together with all other interest hereunder shall be expressly limited to the Maximum Rate. Nothing herein contained shall be deemed to constitute a waiver or modification of the due date for such payments or any deposits required to be made hereunder or the requirement that Payor make all payments of principal, interest and other sums and deposits as and when the same are due and payable.

(g)    All payments made or due hereunder shall be payable in United States Dollars and shall be made in immediately available federal funds by 5:00 P.M. Eastern Time to be effective that day. All payments made by check shall be deemed to have been made on the date that immediately available federal funds have been collected by the Payee from the drawee.  All payments made after 5:00 P.M. Eastern Time shall be deemed to have been made and shall be applied the next business day. Interest will continue to accrue until such payments actually become available to the Payee for credit to the unpaid amounts due under the terms of this Note;

(h)    All agreements between Payor and Payee, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid to Payee for interest due under this Note exceed the Maximum Rate. It is the intention of Payor and Payee to conform strictly to all applicable usury laws now or hereafter in force. If from any circumstances whatsoever the interest rate received by the Payee shall cause the amount paid to exceed the Maximum Rate, then automatically the amount paid to Payee shall be reduced to the Maximum Rate, and if from any such circumstances Payee shall ever receive interest which exceeds the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to Payor. All sums paid or agreed to be paid to Payee for the use or forbearance of the indebtedness of Payor to Payee or otherwise shall, to the fullest extent permitted by applicable law: (i) be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full or until the scheduled maturity date, if later, so that the actual rate of interest on account of such indebtedness does not exceed the Maximum Rate throughout the term thereof; (ii) be characterized as a fee, expense or charge other than interest; and (iii) exclude any voluntary or involuntary prepayments and the effects thereof. The terms and provisions of this subparagraph 2(f) shall control and supersede every other provision of all agreements between Payor and Payee; and

(i)    Except as otherwise expressly provided in this Note, each payment received by Payee shall be applied by Payee to amounts outstanding in the following order and priority: (a) first, to the payment of all costs and expenses incurred by Payee in connection with this Note, the Mortgage and/or the Security Agreements, which expenses are reimbursable by Payor pursuant to the terms and conditions of this Note, the Mortgage or the Security Agreements, including without limitation, payment of legal fees and expenses including fees and expenses incurred on appeals; (b) second, to all unpaid Late Charges; (c) third, to the payment of accrued and unpaid interest on this Note; and (d) fourth, to the unpaid principal balance of this Note.

4.    Subject to the condition that the Payor shall simultaneously make a prepayment on the All Capital Note in an amount that reduces the then-outstanding principal balance of the All Capital Note by the same proportionate amount that the proposed prepayment of this Note would reduce the then-outstanding principal balance of this Note, the Payor shall have the right, from time to time and on one or more occasions (on each such occasion upon thirty (30) days prior written notice) to prepay this Note and the indebtedness hereby evidenced in whole or in part (but in any event in integral multiples of $500,000.00) without payment of any penalty or premium.

5.    For purposes of this Note, the occurrence of any of the following shall constitute an “Event of Default”:

(a)    The Payor shall have defaulted in the payment of any interest or principal on this Note as and when such shall have become due and payable in accordance with the terms hereof, and such default shall have continued for a period of five (5) days after the same shall have become due and payable; or

(b)    The Payor shall have defaulted in the payment of any interest or principal on the obligations of Payor to All Capital, LLC, or in the payment of any payment due under the Plan, as and when such shall have become due and payable in accordance with the terms thereof, and such default shall have continued for a period of five (5) days after the same shall have become due and payable; or

(c)    There shall have been entered any order, judgment or decree by a court of competent jurisdiction for relief in respect of Payor under any applicable federal or state bankruptcy law or other similar law, or appointing a receiver, assignee, trustee or sequestrator (or similar official) of all or a substantial part of the Payor’s property, assets or revenue and such order, judgment or decree shall have been continued unstayed, unbounded and in effect for a period of sixty (60) days; or

(d)    The filing by Payor of a petition or any answer or consent to a petition seeking relief under Title 11 of the United States Code; as now or hereafter constituted, or other similar law, or the consent by Payor to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any substantial part of the property, assets or revenues of a Payor, or the making by a Payor of any assignment for the benefit of creditors; or

(e)    The failure by the Payor to pay all sums owed to Payee under this Note (other than interest and principal on this Note) on or before the earlier of the due date thereof or the Maturity Date; or

(f)    The failure by the Payor to obtain and maintain throughout the Term commercially reasonable property and casualty insurance coverage in an amount of no less than $27,000,000 on the Mortgaged Property and, with respect to property coverage naming the Payee as an additional insured; or

(g)    The occurrence of any Event of Default under the Mortgage or Security Agreements;

(h)    Other than a default referred to in items (a) through (g) above, none of which defaults shall require any notice to Payor in order to constitute an Event of Default, the Payor shall have breached any material covenant, obligation, agreement, representation, warranty or undertaking contained in this Note, the Mortgage, the Security Agreements and/or any other documents other than the Plan evidencing and/or securing the obligations of the Payor to the Payee (all of which documents including this Note, the Mortgage and the Security Agreements are hereinafter sometimes collectively referred to as the “Loan Documents”) and such default shall have continued for ten (10) days after notice thereof from the Payee or All Capital, LLC or any of their respective successors or assigns; provided, however, that in the event: (A) the default in question is a default that does not arise from a failure to pay money on account of antecedent indebtedness; (B) the default in question resulted from a good faith error or innocent omission; (C) following the Payor’s receipt of notice of such non-monetary default, the Payor promptly commences and thereafter diligently pursues all reasonable measures to cure such non-monetary default; (D) the non-monetary default in question cannot in good faith and with use of reasonable diligence be cured within ten (10) days following the Payor’s receipt of notice of such default; and (E) such non-monetary default is in any event fully cured and reasonable evidence of such cure has been furnished to Payee and All Capital, LLC within thirty (30) days following the Payor’s receipt of notice of such default, then the ten (10) day curative period for such non-monetary default will be extended to a maximum curative period of thirty (30) days following the Payor’s receipt of notice of such default; or

(i)    Other than a default referred to in items (a) through (g) above, none of which defaults shall require any notice to Payor in order to constitute an Event of Default, Payor shall have breached any covenant, obligation, agreement, representation, warranty or undertaking contained in any document evidencing and/or securing the obligations of the Payor to Payee (other than under the Loan Documents), All Capital, LLC or any other creditor of Payee, and such default shall have continued for ten (10) days after notice thereof from the Payee or All Capital, LLC or any of their respective successors or assigns; provided, however, that in the event: (A) the default in question is a default that does not arise from a failure to pay money on account of antecedent indebtedness; (B) the default in question resulted from a good faith error or innocent omission; (C) following the Payor’s receipt of notice of such non-monetary default, the Payor promptly commences and thereafter diligently pursues all reasonable measures to cure such non-monetary default; (D) the non-monetary default in question cannot in good faith and with use of reasonable diligence be cured within ten (10) days following the Payor’s receipt of notice of such default; and (E) such non-monetary default is in any event fully cured and reasonable evidence of such cure has been furnished to Payee and All Capital, LLC within thirty (30) days following the Payor’s receipt of notice of such default, then the ten (10) day curative period for such non-monetary default will be extended to a maximum curative period of thirty (30) days following the Payor’s receipt of notice of such default.

6.    In the case of an Event of Default, without any demand, presentment, protest or other notice whatsoever to the Payor, or any statutory or any other action by the Payee, all of which are hereby expressly waived by the Payor, (i) the unpaid principal amount hereof and all unpaid interest shall, at the sole election of the Payee, become immediately due and payable; and (ii) Payee shall have all of the rights and remedies as prescribed in or otherwise available under the Mortgage and/or Security Agreements, or as prescribed by or otherwise available under general law, or as prescribed by or otherwise available under the applicable Uniform Commercial Code, all at Payee’s election.

7.    Payor hereby (a) waives demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, protest, notice of protest and all other notice (except notice specifically provided for herein or in the Mortgage), filing of suit and diligence in collecting this Note or enforcing any of the security for this Note; (b) agrees to any substitution, exchange or release of any Mortgaged Property or Collateral or any party primarily or secondarily liable hereon; (c) agrees that Payee or any other holder hereof shall not be required first to institute suit or exhaust its remedies under the Mortgage or any other Loan Documents or to enforce its rights under the Mortgage or any other Loan Documents in order to enforce payment of this Note and under any and all guarantees; (d) consents to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to Payor; and (e) agrees that the failure to exercise any option or election herein provided upon the occurrence of any default in respect hereto shall not be construed as a waiver of the right to exercise such option or election at any later date or upon the occurrence of a subsequent default in respect hereto;

8.    Any and all notices, requests or instructions desired or required to be given to the Payor or the Payee shall be in writing and shall either be hand delivered or mailed to the recipient by both first class postage prepaid regular mail and by first class postage prepaid certified, return receipt requested, mail at the following respective addresses:

To Payor:
Mid-State Raceway, Inc.
c/o Jeffrey Gural
Newmark & Co. Real Estate, Inc.
125 Park Ave.
New York, NY 10017

To Payee:
Vestin Mortgage, Inc.
8379 W. Sunset Road
Las Vegas, NV  89113-2092

or at such other address as any party hereto shall designate in a writing complying with the provisions of this Paragraph 8. All notices will be deemed given when delivered or mailed in the manner provided in this Paragraph.

9.    Payor shall pay to Payee, within seven (7) days after demand therefore:

(a)    All actual attorneys’ fees and other out-of-pocket expenses reasonably incurred by Payee after the date of this Note in connection with this Note and any other Loan Documents and/or any matter related thereto, including, without limitation, all costs and expenses of enforcement and collection of this Note and the actual fees and out-of-pocket expenses, reasonably incurred, of Payee’s legal counsel, accountants, engineers, appraisers, architects and other third parties, inspectors or outside experts retained by Payee;

(b)    The actual costs and expenses of Payee in connection with any modification of this Note or any other Loan Documents and/or the negotiation, preparation, execution, delivery and/or administration of any additional documents after the date of this Note and/or in connection with the enforcement or attempted enforcement of this Note or any other Loan Documents in connection with such, including the actual fees and out-of-pocket expenses, reasonably incurred, of Payee’s legal counsel, accountants, engineers, appraisers, architects and other third parties, inspectors or outside experts retained by Payee; and

(c)    All payments and advances made by Payee to preserve, maintain or protect any security for the obligations of Payor or the priority of any lien or security interest granted therein to Payee or All Capital, LLC.

All sums that Payee pays or expends that are referred to above shall be secured by the Mortgage and Security Agreements, shall bear interest from the date of expenditure as if such sums were advances under this Note, and shall be immediately due and payable by Payor within seven (7) days after demand therefore. Following demand and until payment the amount of such costs and expenses shall bear interest at the Default Rate.

10.    If there is more than one maker of this Note, all their obligations and undertakings hereunder are and shall be joint and several and all references herein to the Payor shall be deemed to refer to each and/or all of the entities comprising the Payor.

11.    If any provision of this Note or any payments pursuant to this Note shall be invalid or unenforceable to any extent, the remainder of this Note and any other payments hereunder shall not be affected thereby and shall be enforceable to the greatest extent permitted by applicable law.

12.    PAYOR HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY PAYOR, AND PAYOR ACKNOWLEDGES THAT PAYEE HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. PAYOR FURTHER ACKNOWLEDGES THAT PAYOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY PAYOR, AND THAT PAYOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

13.    This Note may not be amended, waived or modified in any manner, absent the execution and delivery of a writing executed by the Payor and Payee and intended for such purpose. A waiver of any condition or right on any occasion will not be construed as a commitment or agreement for a waiver on a subsequent occasion respecting any matter whatsoever.

14.    Payor agrees that the terms and conditions of this Note are the result of negotiations between Payor and Payee and that this Note shall not be construed in favor of or against any party by reason of the extent to which any party or its attorneys or other professionals participated in the preparation of this Note.

15.    In all respects including, without limitation, matters of construction and performance of this Note and the obligations arising hereunder, this Note shall be governed by, and construed in accordance with the, the internal laws of the State of New York applicable to contracts and obligations made in such state and any applicable laws of the United States of America.

16.    (a) Subject to the provisions of subparagraph 16(b) hereof; each party hereto hereby unconditionally and irrevocably submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York in and for the County of Oneida and/or County of Onondaga and the Federal Courts in and for the Northern District of New York (collectively the “Designated Courts”), over any action arising out of or relating to the Note (a “Designated Action”). All claims with respect to any Designated Action shall be heard and determined in a Designated Court. No party hereto shall commence any Designated Action except in a Designated Court. No party hereto shall, and each party hereto hereby waives any right it may have to: (i) plead or make any objection to the venue of any Designated Court; (ii) plead or make any claim that any Designated Action brought in any Designated Court has been brought in an improper or otherwise inconvenient forum; or (iii) plead or make any claim that any Designated Court lacks personal jurisdiction over it; and

(b)    Notwithstanding the provisions of subparagraph 16(a) hereof, Payee shall have the right to bring any Designated Action in the courts of any other jurisdiction to the extent Payee deems it necessary, appropriate, or desirable (in its sole and absolute discretion) in connection with any Designated Action based upon, resulting from, arising out of, or relating to the Mortgage, Security Agreements and/or the Note.

17.    This Note and the other Loan Documents are being executed and delivered in connection with a Modification of Term Sheet (the “Modified Term Sheet) RE: Mid-State Raceway, Inc., and Mid-State Development Corp. (the “Debtors”) concerning the Payee and others which modifies a September 5, 2005 Term Sheet as previously modified and in connection with the Plan. In the event there should be any inconsistency between the term and conditions of this Note and the other Loan Documents and the terms and conditions of the September 5, 2005 Term Sheet as modified, the terms and conditions of this Note and the other Loan Documents shall control.

18.    Every right and remedy of the Payee as defined hereunder and by law may be enforced by the Payee either in the alternative or cumulatively and in such order as desired, in its sole discretion. No single or partial exercise or delay or waiver by the Payee in the exercise of any right or remedy hereunder or under law will be deemed to be a waiver of the Payee's right to exercise such right or remedy on any other occasion.

19.    This Note will be binding upon the successors and assigns of the Payor and inure to the benefit of the successors and assigns of the Payee. The Payee will be released and discharged from any liability whatsoever in the event it sells or transfers its rights in this Note, which may occur without notice to or the consent of the Payor. The Payor may not assign, in whole or in part, any of its rights under this Note.

20.    The Payee will not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver be in writing and signed by the Payee, and only to the extent therein set forth.

21.    Whenever any payment to be made hereunder will be stated to be due on a Saturday, Sunday or a public holiday under the laws of the State of New York or of the United States, such payment will be made on the next succeeding business day, and such extension of time will in such case be included in computing interest, if any, in connection with such payment.

22.    The Payor specifically affirms that it has not been induced to execute and deliver this Note based upon any representations made by the Payee, its officers, agents, attorneys and employees except those contained herein and in the Mortgage and other Loan Documents and Payee specifically affirms that it is not relying upon any said representations.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the date and year first above written.

MID-STATE RACEWAY, INC.

By: /s/ Jeffrey Gural
Name: Jeffrey Gural
Title:   Chief Executive Officer

MID-STATE DEVELOPMENT CORPORATION

By: /s/ Jeffrey Gural
Name:  Jeffrey Gural
Title:    Chief Executive Officer